UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

INFORMATION ANALYSIS INCORPORATED
(Exact name of registrant as specified in its charter)

VA	000-22405	54-1167364
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12015 Lee Jackson Memorial Highway
Suite 210
Fairfax, VA 22033
(Address of principal executive offices, including zip code)

703-383-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement

On November 12, 2021, Information Analysis Incorporated (“IAI”) entered into a Stock Purchase Agreement among IAI, Jeffrey P. Gerald, as Seller, and Gray Matters, Inc., a Delaware corporation (“GMI”), under which IAI is to purchase all of the outstanding shares of GMI. See the press release under Item 9.01 which describes GMI’s business. Subject to positive or negative adjustments tied to GMI’s working capital at the closing as measured against a working capital target, the purchase price for the shares consists of (i) $1,500,000 in value of IAI shares of common stock which shall be escrowed at the closing, (ii) $7,500,000 in cash consideration, (iii) deferred consideration of $1,500,000 payable 24 months after the closing of the transaction and (iv) earn-out consideration of up to $4,000,000 of which up to $2,000,000 is dependent upon GMI achieving gross revenue targets in 2022 and up to $2,000,000 is dependent upon GMI achieving gross profit targets in 2022. 2022 gross revenue and gross profits of at least $6,000,000 and $3,750,000, respectively, will result in the full $4,000,000 earn-out payment being achieved.

The Stock Purchase Agreement contains standard representations, warranties and covenants. There is an indemnity cap of $1,000,000 in excess of a $1,000,000 indemnity basket which if exceeded will result in dollar one indemnity coverage, provided the cap is increased to $4,500,000 for indemnity claims arising from breaches of representations for intellectual property matters, environmental claims, employee benefits, taxes and government contract matters. IAI indemnity claims shall first be satisfied from the stock escrow, then from the deferred consideration, and then from the 2022 earn-out consideration. The Seller is subject to a three-year non-competition covenant.

The closing of the Stock Purchase Agreement is subject to standard closing conditions.

Item 9.01         Financial Statements and Exhibits

Exhibit No.                           Description

99.1                                        Press release which IAI issued on November 16, 2021
104                                       Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION ANALYSIS INCORPORATED
Date: November 16, 2021	By:	/s/ Timothy G. Hannon
Timothy G. Hannon
Chief Financial Officer